UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2021

IGNYTE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39951	85-2448157
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

640 Fifth Avenue, 4th Floor
New York, NY 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 409-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	IGNYU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	IGNY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IGNYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On February 1, 2021, Ignyte Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 5,000,000 units (“Units”). Each Unit consists of one share of common stock of the Company, $0.0001 par value per share (“Common Stock”), and one-half of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 2,350,000 Warrants (“Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $2,350,000, to Ignyte Sponsor LLC (“Sponsor”). The Private Warrants are identical to the Warrants underlying the Units sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Further, the Sponsor has agreed not to transfer, assign, or sell the Private Warrants (including the shares of Common Stock issuable upon the exercise of the Private Warrants), except to certain permitted transferees, until after the consummation of the Company’s initial business combination.

On February 2, 2021, the Company consummated the closing of the sale of an additional 750,000 Units (“Option Units”) at $10.00 per Option Unit, pursuant to the underwriters’ exercise in full of their over-allotment option, generating gross proceeds of $7,500,000. The Company also consummated the closing of the sale of an additional 150,000 Private Warrants at $1.00 per Private Warrant, generating gross proceeds of $150,000, to the Sponsor in respect of its obligation to purchase such additional Private Warrants upon the exercise of the underwriters’ over-allotment option.

Of the gross proceeds of the IPO and Private Placement, including the sale of the Option Units and additional Private Warrants, an aggregate of $57,500,000 was deposited into a trust account with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of February 1, 2021 reflecting receipt of the proceeds in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the sale of Units, Option Units, and Private Warrants is included as Exhibit 99.2.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Audited balance sheet.
99.2	Press Release dated February 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2021

IGNYTE ACQUISITION CORP.

By:	/s/ David Rosenberg
	Name:	David Rosenberg
	Title:	Co-Chief Executive Officer